UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2019

DESTINATION MATERNITY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-21196	13-3045573
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

232 Strawbridge Drive Moorestown, NJ 08057

(Address of principal executive offices)

Registrant’s telephone number, including area code: (856) 291-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DEST	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders.

On June 4, 2019, Destination Maternity Corporation (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) in Moorestown, New Jersey. As of April 15, 2019, the record date for the Annual Meeting, there were a total of 14,385,497 shares of common stock of the Company (“Common Stock”) outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 11,774,128 shares of Common Stock were represented in person or by proxy and, therefore, a quorum was present.

Set forth below are the proposals voted upon at the Annual Meeting, and the final voting results as certified by the independent inspector of elections.

Proposal 1 – Election of Directors

Votes regarding the election of the director nominees were as follows:

			Broker Non-
	For	Withhold	Votes
Lisa Gavales	4,343,246	2,555,753	4,875,129
Gregory Kleffner	4,364,280	2,534,719	4,875,129
Christopher Morgan	4,270,904	2,628,095	4,875,129
Marla Ryan	3,455,094	3,443,905	4,875,129
Anne-Charlotte Windal	4,261,488	2,637,511	4,875,129

Based on the votes set forth above, the directors elected at the Annual Meeting are: Lisa Gavales, Gregory Kleffner, Christopher Morgan, Marla Ryan and Anne-Charlotte Windal.

Proposal 2 – Ratify the Appointment of the Independent Registered Public Accounting Firm

The proposal to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accountants for the fiscal year ending February 1, 2020 was approved based on the following vote:

For	Against	Abstain	Broker Non-Votes
11,626,828	118,619	28,681	0

Proposal 3 – Advisory Vote on the Company’s Executive Compensation

The proposal to approve, on a non-binding advisory basis, the executive compensation of the Company’s named executive officers was approved based upon the following vote:

For	Against	Abstain	Broker Non-Votes
5,390,299	1,392,078	116,622	4,875,129

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DESTINATION MATERNITY CORPORATION
(Registrant)

By:	/s/ David J. Helkey
	Name:	David J. Helkey
	Title:	Chief Operating Officer & Chief Financial Officer

Date: June 5, 2019

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